EXHIBIT 99.1

Select Interior Concepts Announces Review of Strategic, Operational and Financial Alternatives

to Enhance Shareholder Value

ATLANTA – (BUSINESS WIRE) – May 13, 2019 – Select Interior Concepts, Inc. (NASDAQ: SIC), a premier installer and nationwide distributor of interior building products, today announced that its Board of Directors, together with management and in consultation with financial and legal advisors, has initiated a comprehensive review of strategic, operational and financial alternatives to enhance shareholder value. These potential alternatives could include, among other things, additional initiatives to the Company’s operating plan, structural alternatives for the Company's assets, and potential merger, acquisition or sale transactions.

J. David Smith, Chairman of the Board, commented, “Our Board remains confident in the management team that is executing on the Company’s strategic priorities for operational and financial performance to deliver profitable growth. We have made and continue to make meaningful progress toward our long-term strategic goals, including growing earnings and expanding our national footprint. At the same time, the Board is committed to ensuring that the Company is on the best path to continued success and is actively evaluating a full range of strategic, operational and financial alternatives to enhance value for our shareholders. The Board believes that pursuing these complementary paths is in the best interests of our shareholders as we continue to deliver on our commitment to enhancing shareholder value.”

The Board has formed a transaction committee, consisting of J. David Smith, Robert Scott Vansant, and Brett Wyard, all independent directors, to lead the Company’s review of strategic, operational and financial alternatives.  There can be no assurance that this review will result in a strategic change or any transaction being announced or agreed upon. The Company has not set a timetable for the conclusion of its review of strategic alternatives, and it does not intend to comment further unless and until the Board has approved a specific course of action or the Company has otherwise determined that further disclosure is appropriate or required by law.

The Board of Directors has engaged RBC Capital Markets LLC as its financial advisor and Alston & Bird LLP as its legal counsel to assist in the review process.

About Select Interior Concepts

Select Interior Concepts is a premier installer and nationwide distributor of interior building products with leading market positions in highly attractive markets. The Residential Design Services segment provides integrated design, sourcing and installation solutions to customers, in the selection of a broad array of interior products and finishes, including flooring, cabinets, countertops, window treatments, and related interior items. The Architectural Surfaces Group segment distributes natural and engineered stone through a national network of distribution centers and showrooms under proprietary brand names such as AG&M, Modul and Pental. For more information, visit: http://www.selectinteriorconcepts.com.

Forward-Looking Statements

This press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan,” “might,” “will,” “expect,” “predict,” “project,” “forecast,” “potential,” “continue,” and other forms of these words or similar words or expressions or the negatives thereof. Forward-looking statements are based on historical information available at the time the statements are made and are based on management’s reasonable belief or expectations with respect to future events. Forward-looking statements are subject to risks, uncertainties, and other factors, including, but not limited to, those factors contained in our Annual Report on Form 10-K for fiscal year 2018 that may cause the Company’s actual results, level of activity, performance or achievement to be materially different from the results or plans expressed or implied by such forward-looking statements. All forward-looking statements in this press release are qualified by the factors, risks and uncertainties contained in our Annual Report.  Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at or by which such performance or results will be achieved. Forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to update any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law.

Contacts

Media Inquiries:

Janelle Joseph

(646) 818-1115

Pro-select@prosek.com

Investor Relations:

Rodny Nacier

(470) 548-7370

IR@selectinteriorconcepts.com